                                                                    EXHIBIT 32.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of National Property Analysts Master Limited Partnership ("NPAMLP") on Form 10-K for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David A. Simon, Vice President and Chief Financial Officer of EBL&S Property Management, Inc., Agent for NPAMLP and the equivalent of its Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NPAMLP.

                                        National Property Analysts Master
                                        Limited

Partnership

                                        (Registrant)

                                        Date: March 29, 2006

                                        By: EBL&S Property Management, Inc.,
                                            Agent for
                                            NPAMLP


                                        By: /s/ David A. Simon
                                            ------------------------------------
                                        Name: David A. Simon
                                        Title: Vice President